MARATHON

Investor Presentation

November 2013

Safe Harbor Statement

Safe Harbor

This presentation and other written or oral statements made from time to time by representatives of Marathon Patent Group ("MPG") contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements reflect the current view about future events. Statements that are not historical in nature, and which may be identified by the use of words like "expects," "assumes," "projects," "anticipates," "estimates," "we believe," "could be," "future" or the negative of these terms and other words of similar meaning, are forward-looking statements. Forward-looking statements are based on management's current expectations and assumptions regarding our business, the economy and other future conditions and are subject to inherent risks, uncertainties and changes of circumstances that are difficult to predict and may cause actual results to differ materially from those contemplated or expressed. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Important factors that could cause actual results to differ materially from those in the forward looking statements include: a continued decline in general economic conditions nationally and internationally; decreased demand for our products and services; market acceptance of our products; the ability to protect our intellectual property rights; impact of any litigation or infringement actions brought against us; competition from other providers and products; risks in product development; inability to raise capital to fund continuing operations; changes in government regulation, the ability to complete customer transactions and capital raising transactions.

Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

Forecast

All Forecasts are provided by management in this presentation and are based on information available to us at this time and management expects that internal projections and expectations may change over time. In addition, the forecasts are entirely on management's best estimate of our future financial performance given our current contracts, current backlog of opportunities and conversations with new and existing customers about our products.

Confidential Information

All information contained in or disclosed in this document, hereinafter called "Confidential Information", is proprietary to us. By accepting the material, the recipient agrees that this Confidential Information will be held in confidence, and will not be reproduced or transferred, either in whole or in pare, without our prior written permission.

The recipient agrees that it will not disclose to any third party or use any Confidential Information disclosed to it by us except when expressly permitted in writing by us. Recipient also agrees that it will take all reasonable measures to maintain the confidentiality of all Confidential Information in its possession or control.

This overview is delivered solely as reference material with respect to our company. This document shall not constitute an offer to sell or the solicitation of an offer to buy securities in our company in any jurisdiction. The information herein is based on data obtained from sources believed to be reliable.

History

- Marathon is the owner of intellectual property assets and a company which we believe has: (i) a proven record of successfully monetizing patent assets, (ii) a unique and significant supply of patent assets, (iii) low overhead, (iv) an ever increasing diversified asset base currently comprised of seven patent portfolios, (v) three portfolios which have been generating revenue since March 2013; (vi) four recently acquired patent portfolios, (vii) and 49 active lawsuits against 57 different defendants.

- Management Team's Ten year history 2003 - 2012
  - Firepond portfolio acquired by Marathon's CEO Doug Croxall in December 2003
  - Development of skills and expertise for patent enforcement
  - Identification, analysis, negotiation, acquisition, and enforcement
  - Infrastructure, operations, proprietary analysis tools, and business processes
  - Key relationships with service providers, subject matter experts, litigation, licensing and prosecution teams

- Marathon History November 2012 - Present
  - Croxall joined public company as CEO in November 2012
  - Sampo Portfolio acquired in November 2012
  - Public company name changed to Marathon Patent Group and ticker to "MARA"
  - Hired management team and recruited IP-centric Board Members
  - Acquired CyberFone and Relay IP portfolios in March and April of 2013
  - Commenced licensing campaign in March, April and May of 2013
  - Generated revenue during the first and second quarter of operations from all three campaigns
  - Established what we believe is a strong supply of patent acquisition opportunities
  - Acquired patent assets for Bismarck IP, CRFD Research, Vantage Point, and E2E Processing
  - Vantage Point Technology filed suits against 22 defendants on November 1, 2013 in Eastern District of Texas

Business Model

Relationship with IPNav

- Strategic relationship with IPNav
- Marathon's CEO has 14-year working history with IPNav Founder
- IPNav's first patent portfolio (Firepond) was previously owned by the CEO of Marathon
- Collaborative and what we believe are highly integrated due diligence and enforcement processes
- Erich Spangenberg, CEO IPNav, is a large shareholder in Marathon

Diversification of Assets and Revenues

- Exposure to multiple high-quality patent assets – acquired from different industry sectors
- We believe that performing assets (CyberFone) can provide immediate revenue generation
- Concurrent multiple licensing campaigns – can provide greater transparency into revenue generation
- Diversification of timing and size of patent licensing campaigns can provide baseline revenue

Sustainable Revenue and Profitability

- Multiple licensing campaigns may form revenue "baseline"
- Low overhead may improve opportunity for near-term profitability
- Operating cash flow may fund new patent acquisitions and additional licensing campaigns
- Increasing the number of on-going campaigns could enhance operating margins

Scalability and Source of New Assets

- With IPNav relationship, we believe that Marathon has a strategic supply of patent opportunities which could allow it to scale quickly
- We believe that our current business model has operating leverage as additional patent assets and licensing campaigns may not require related increase in overhead

Typical Patent Litigation Cycle


COMPLAINT FILED BY PATENT OWNER IN U.S. DISTRICT COURT
PLAINTIFF SERVES COPY OF SUMMONS AND COMPLAINT ON DEFENDANT
PLAINTIFF REPLIES TO ANY COUNTERCLAIMS
RULE 26(f) MEETING OF COUNSEL
CLAIM CONSTRUCTION (MARKMAN) HEARING
TIMING VARIES BETWEEN JUDGES AND COURTS
SUMMARY JUDGMENT MOTIONS
E.G., NO INFRINGEMENT PATENT INVALIDITY
JURY TRIAL
VERDICT
DEFENDANT ANSWERS COMPLAINT, ASSERTS COUNTERCLAIMS
CASE MANAGEMENT CONFERENCE WITH JUDGE
PRETRIAL BRIEFING
PRE-TRIAL CONFERENCE WITH JUDGE
APPEAL TO COURT OF APPEALS FOR FEDERAL CIRCUIT
FACT DISCOVERY: DEPOSITIONS, DOCUMENT REQUESTS, INTEROGATORIES, REQUESTS FOR ADMISSION, SUBPOENAS OF THIRD PARTIES
EXPERT DISCOVERY: EACH PARTY'S EXPERTS SUBMIT EXPERT REPORTS; EXPERT DEPOSITIONS

Hypothetical Example of Revenue Effect from Single Licensing Campaign

Below is an example of a potential IP licensing campaign. The distribution of settlement and license agreements is for purposes of demonstration only.



Potential Recoveries
4x
3x
2x
1x
Revenue Event: Settlement & License Agreement
Revenue Event: Settlement & License Agreement
Revenue Event: Settlement & License Agreement
Revenue Event: Settlement & License Agreement
Revenue Event: Settlement & License Agreement
Revenue Event: Settlement & License Agreement
Revenue Event: Settlement & License Agreement
Revenue Event: Settlement & License Agreement
Revenue Event: Settlement & License Agreement
Revenue Event: Settlement & License Agreement
Revenue Event: Settlement & License Agreement
Revenue Event: Settlement & License Agreement
Revenue Event: Settlement & License Agreement
Revenue Event: Settlement & License Agreement
Revenue Event: Settlement & License Agreement
Revenue Event: Settlement & License Agreement
Complaint Filed
Fact discovery, Depositions, Document requests, Expert Report, Claim Construction, MSJ
Trial
Time (Litigation Cycle)

Hypothetical Multiple Licensing Campaigns


Hypothetical Licensing Campaign #1
4x
3x
2x
1x
Revenue : SLA
Complaint Filed
Fact discovery, Document requests, Expert Report, Claim Construction, MSJ
Trial
Time (Litigation Cycle)


Hypothetical Licensing Campaign #2
4x
3x
2x
1x
Revenue : SLA
Complaint Filed
Fact discovery, Document requests, Expert Report, Claim Construction, MSJ
Trial
Time (Litigation Cycle)


Hypothetical Licensing Campaign #3
4x
3x
2x
1x
Revenue : SLA
Complaint Filed
Fact discovery, Document requests, Expert Report, Claim Construction, MSJ
Trial
Time (Litigation Cycle)


Hypothetical Licensing Campaign #4
4x
3x
2x
1x
Revenue : SLA
Complaint Filed
Fact discovery, Document requests, Expert Report, Claim Construction, MSJ
Trial
Time (Litigation Cycle)

Hypothetical Effect of Staggering Multiple Licensing Campaigns- Greater Amounts of Revenue, Less Reliance on Single Portfolio, More predictability



Potential Recoveries
9x
8x
7x
6x
5x
4x
3x
2x
1x
Revenue: SLA
# of SLA's
1
2
4
7
8
10
10
8
7
4
2
1
Time (Litigation Cycle)

Marathon's Patent Portfolios

- Marathon owns seven patent portfolios – four of which are currently the basis of separate licensing campaigns
- Commenced first licensing campaign in March 2013
- Currently has 49 active lawsuits with 57 different defendants
- Since March, 2013, Marathon has negotiated 12 licensing settlements
- Historically, the CyberFone licensing campaign has resulted in 38 settlements with gross awards of over $16 million
- Marathon's portfolio includes 35 patents in the United States and 64 International Patents
- Foundational coverage in numerous technology sectors with priority dates going back to the early 1990's

Current Subsidiaries

- CyberFone
  - 10 U.S. Patents, 1 U.S. Application and 27 foreign patents
  - Marathon's CyberFone patent portfolio covers claims that provide the right to practice specific transactional data processing, telecommunications, network and database inventions, including financial transactions.
- Relay IP
  - 1 U.S. Patent
  - Marathon's Relay IP portfolio covers claims enabling multicasting on Internet protocol (IP) networks. IP multicast is widely deployed in enterprises, commercial stock exchanges, and multimedia content delivery networks.
- Sampo IP
  - 3 U.S. Patents and 1 U.S. Applications
  - Sampo IP patent portfolio covers a system and method for communicating information among participants of a distributed application.
- Vantage Point
  - 11 U.S. Patents and 26 foreign patents
  - The Vantage Point Technologies patents relate to a wide range of technologies including processor architecture technology that is in widespread use throughout the computing and mobile device marketplace.
- E2E Processing
  - 4 U.S. Patents
  - The E2E patent portfolio emphasizes process automation in the production and enterprise resource planning (ERP) sector - although the patents and their associated claims show a clear relationship with other fields of use.
- CRFD Research
  - 3 U.S. Patents and 3 U.S. Applications
  - CRFD Research's wireless technology portfolio represents key enabling wireless technologies including the transfer of active session among devices, and web content transformation into formats compatible with destination devices.

CyberFone

- Acquired CyberFone patent portfolio in April 2013
- Key patent claim(s): Covers transaction entry system into a database
- Numerous named defendants remain in active lawsuits
- Licensing campaign commenced by previous CyberFone portfolio owner in September 2011
- Six settlement and license agreements executed within four months of commencement
- 32 announced settlement and licensing agreements prior to Marathon acquiring the portfolio

Dr. Rocco L. Martino, Inventor

- Chairman and CEO of CyberFone Technologies and XRT Inc.
- One of the original ENAIC programmers
- His inventions are being used actively in over 50 countries within telecommunication and financial systems
- 8 granted US patents, 13 US pending and multiple foreign
- Over 20 published books on computers, communication, networks and planning

CyberFone Litigation Cycle



CyberFone is reviewing new potential Licensing campaigns
CyberFone is currently waiting for the Judge to deliver the claim construction ruling
COMPLAINT FILED BY PATENT OWNER IN U.S. DISTRICT COURT
PLAINTIFF SERVES COPY OF SUMMONS AND COMPLAINT ON DEFENDANT
PLAINTIFF REPLIES TO ANY COUNTERCLAIMS
RULE 26(f) MEETING OF COUNSEL
CLAIM CONSTRUCTION (MARKMAN) HEARING
TIMING VARIES BETWEEN JUDGES AND COURTS
SUMMARY JUDGMENT MOTIONS
E.G., NO INFRINGEMENT PATENT INVALIDITY
JURY TRIAL
VERDICT
DEFENDANT ANSWERS COMPLAINT, ASSERTS COUNTERCLAIMS
CASE MANAGEMENT CONFERENCE WITH JUDGE
PRETRIAL BRIEFING
PRE-TRIAL CONFERENCE WITH JUDGE
APPEAL TO COURT OF APPEALS FOR FEDERAL CIRCUIT
FACT DISCOVERY: DEPOSITIONS, DOCUMENT REQUESTS, INTEROGATORIES, REQUESTS FOR ADMISSION, SUBPOENAS OF THIRD PARTIES
EXPERT DISCOVERY: EACH PARTY'S EXPERTS SUBMIT EXPERT REPORTS; EXPERT DEPOSITIONS

- Acquired Relay IP patent portfolio in April 2013 from MOSAID and have executed two settlement and license agreements since commencement.
- Key patent claim(s): Covers multi-casting and routing technologies
- 26 named defendants in active lawsuit filed between 5/3/13 – 6/14/13 in Delaware including:

Allied Telesis
AdTran
Thomson Reuters Finance Company
Securities Industry Automation Corporation
NYSE Technologies, Inc.
Sprint
Juniper Networks, Inc.
Cisco Systems

Bloomberg LP
Hitachi Cable
D-Link Corp
Avaya Inc. / Nortel,
Hewlett-Packard Company
Enterasys
Tibco
BT Group Plc

NYSE Euronext
ActiveTick LLC
BATS Trading Inc.
BATS Global
Chicago Board Options Exchange (CBOE)
Essex Radez LLC
FactSet Research Systems, Inc.
Lek Securities Corporation

The Nasdaq OMX Group, Inc.
NASDAQ Stock Market LLC
Trading Technologies International, Inc.
Transaction Network Services, Inc.
Direct Edge ECN LLC
SAVVIS Inc.
Zhone Technologies
Huawei Technologies



Marathon's Relay IP portfolio covers claims enabling multicasting on Internet protocol (IP) networks. The Patent came out of the prestigious Bell Labs, a widely recognized research and development organization, whose researchers have been awarded a total of seven Nobel Prizes. The asset is a seminal patent cited by over 254 other patents that enables multicasting on Internet protocol networks.

US Patent No. 5,331,637
Priority Date: 07/19/1994

Relay IP Litigation Cycle



Relay IP is replying to Defendant's initial responses to the infringement complaints
COMPLAINT FILED BY PATENT OWNER IN U.S. DISTRICT COURT
PLAINTIFF SERVES COPY OF SUMMONS AND COMPLAINT ON DEFENDANT
PLAINTIFF REPLIES TO ANY COUNTERCLAIMS
RULE 26(f) MEETING OF COUNSEL
CLAIM CONSTRUCTION (MARKMAN) HEARING
TIMING VARIES BETWEEN JUDGES AND COURTS
SUMMARY JUDGMENT MOTIONS
E.G., NO INFRINGEMENT PATENT INVALIDITY
JURY TRIAL
VERDICT
DEFENDANT ANSWERS COMPLAINT, ASSERTS COUNTERCLAIMS
CASE MANAGEMENT CONFERENCE WITH JUDGE
FACT DISCOVERY: DEPOSITIONS, DOCUMENT REQUESTS, INTEROGATORIES, REQUESTS FOR ADMISSION, SUBPOENAS OF THIRD PARTIES
EXPERT DISCOVERY: EACH PARTY'S EXPERTS SUBMIT EXPERT REPORTS; EXPERT DEPOSITIONS
PRETRIAL BRIEFING
PRE-TRIAL CONFERENCE WITH JUDGE
APPEAL TO COURT OF APPEALS FOR FEDERAL CIRCUIT

Sampo IP

- Acquired Sampo patent portfolio in November 14, 2012
- Key patent claim(s): Covers systems and methods of facilitating multi-party communications
- Three settlement and license agreements since June 2013
- Achieved first settlement within four months of commencing initial licensing campaign



SAMPO IP LITIGATION CYCLE

Sampo is assessing new infringement complaints


COMPLAINT FILED BY PATENT OWNER IN U.S. DISTRICT COURT
PLAINTIFF SERVES COPY OF SUMMONS AND COMPLAINT ON DEFENDANT
PLAINTIFF REPLIES TO ANY COUNTERCLAIMS
RULE 26(f) MEETING OF COUNSEL
CLAIM CONSTRUCTION (MARKMAN) HEARING
TIMING VARIES BETWEEN JUDGES AND COURTS
SUMMARY JUDGMENT MOTIONS
E.G., NO INFRINGEMENT PATENT INVALIDITY
JURY TRIAL
VERDICT
DEFENDANT ANSWERS COMPLAINT, ASSERTS COUNTERCLAIMS
CASE MANAGEMENT CONFERENCE WITH JUDGE
PRETRIAL BRIEFING
PRE-TRIAL CONFERENCE WITH JUDGE
APPEAL TO COURT OF APPEALS FOR FEDERAL CIRCUIT
FACT DISCOVERY: DEPOSITIONS, DOCUMENT REQUESTS, INTEROGATORIES, REQUESTS FOR ADMISSION, SUBPOENAS OF THIRD PARTIES
EXPERT DISCOVERY: EACH PARTY'S EXPERTS SUBMIT EXPERT REPORTS; EXPERT DEPOSITIONS

Vantage Point

- Early Priority Dates; November 2, 1993, February 20, 1996
- The ‘750 patent covers a processor architecture that is implemented in nearly all modern-day mobile devices
- Numerous Fortune 500 Companies have already licensed the portfolio including HP, IBM, AMD, Sharp, and Toshiba
- The ‘329 Patent has favorable claims construction
- 22 active cases against Amazon, Samsung, HTC, Kyocera, and LG among others

Vantage Point Litigation Cycle

Vantage Point filed 22 Complaints in EDTX on November 1, 2013



COMPLAINT FILED BY PATENT OWNER IN U.S. DISTRICT COURT
PLAINTIFF SERVES COPY OF SUMMONS AND COMPLAINT ON DEFENDANT
PLAINTIFF REPLIES TO ANY COUNTERCLAIMS
RULE 26(f) MEETING OF COUNSEL
CLAIM CONSTRUCTION (MARKMAN) HEARING
TIMING VARIES BETWEEN JUDGES AND COURTS
SUMMARY JUDGMENT MOTIONS
E.G., NO INFRINGEMENT PATENT INVALIDITY
JURY TRIAL
VERDICT
DEFENDANT ANSWERS COMPLAINT, ASSERTS COUNTERCLAIMS
CASE MANAGEMENT CONFERENCE WITH JUDGE
PRETRIAL BRIEFING
PRE-TRIAL CONFERENCE WITH JUDGE
APPEAL TO COURT OF APPEALS FOR FEDERAL CIRCUIT
FACT DISCOVERY: DEPOSITIONS, DOCUMENT REQUESTS, INTEROGATORIES, REQUESTS FOR ADMISSION, SUBPOENAS OF THIRD PARTIES
EXPERT DISCOVERY: EACH PARTY'S EXPERTS SUBMIT EXPERT REPORTS; EXPERT DEPOSITIONS

CRFD Research

- We believe that CRFD Research's wireless technology portfolio represents key enabling wireless technologies in two distinct areas.

- We believe that the CRFD Research portfolio enables seamless synchronization of data between wireless devices, desktops, laptops, tablets, e-readers and servers.

- We believe that the technology applications covered are representative of a broad segment of the mobile industry and address significant areas of growth now and well into the future.

CRFD Research Litigation Cycle

CRFD Research is assessing initial infringement complaints



COMPLAINT FILED BY PATENT OWNER IN U.S. DISTRICT COURT
PLAINTIFF SERVES COPY OF SUMMONS AND COMPLAINT ON DEFENDANT
PLAINTIFF REPLIES TO ANY COUNTERCLAIMS
RULE 26(f) MEETING OF COUNSEL
CLAIM CONSTRUCTION (MARKMAN) HEARING
TIMING VARIES BETWEEN JUDGES AND COURTS
SUMMARY JUDGMENT MOTIONS
E.G., NO INFRINGEMENT PATENT INVALIDITY
JURY TRIAL
VERDICT
DEFENDANT ANSWERS COMPLAINT, ASSERTS COUNTERCLAIMS
CASE MANAGEMENT CONFERENCE WITH JUDGE
PRETRIAL BRIEFING
PRE-TRIAL CONFERENCE WITH JUDGE
APPEAL TO COURT OF APPEALS FOR FEDERAL CIRCUIT
FACT DISCOVERY: DEPOSITIONS, DOCUMENT REQUESTS, INTEROGATORIES, REQUESTS FOR ADMISSION, SUBPOENAS OF THIRD PARTIES
EXPERT DISCOVERY: EACH PARTY'S EXPERTS SUBMIT EXPERT REPORTS; EXPERT DEPOSITIONS

- Utility throughout the manufacturing industry including the car industry, retail/consumer products, communications equipment, electronic component OEMs, or any other industry employing a manufacturing process.
- Claims cover the use of XML in an interactive process between a user and a series of servers to generate a response to a user's request. Additionally, these patents address the ability to enhance ERP and production planning processes through the introduction of adaptive learning processes.


Enterprise Resource Planning
Business Analytics
Product Planning
Supply Chain Management
Inventory Management
Supplier Interaction
Sales Force Automation
Financial Account Management

E2E Processing Litigation Cycle

E2E Processing is assessing initial infringement complaints



COMPLAINT FILED BY PATENT OWNER IN U.S. DISTRICT COURT
PLAINTIFF SERVES COPY OF SUMMONS AND COMPLAINT ON DEFENDANT
PLAINTIFF REPLIES TO ANY COUNTERCLAIMS
RULE 26(f) MEETING OF COUNSEL
CLAIM CONSTRUCTION (MARKMAN) HEARING
TIMING VARIES BETWEEN JUDGES AND COURTS
SUMMARY JUDGMENT MOTIONS
E.G., NO INFRINGEMENT PATENT INVALIDITY
JURY TRIAL
VERDICT
DEFENDANT ANSWERS COMPLAINT, ASSERTS COUNTERCLAIMS
CASE MANAGEMENT CONFERENCE WITH JUDGE
PRETRIAL BRIEFING
PRE-TRIAL CONFERENCE WITH JUDGE
APPEAL TO COURT OF APPEALS FOR FEDERAL CIRCUIT
FACT DISCOVERY: DEPOSITIONS, DOCUMENT REQUESTS, INTEROGATORIES, REQUESTS FOR ADMISSION, SUBPOENAS OF THIRD PARTIES
EXPERT DISCOVERY: EACH PARTY'S EXPERTS SUBMIT EXPERT REPORTS; EXPERT DEPOSITIONS

MANAGEMENT

Doug Croxall *CEO & Chairman*	- Previously the CEO & owner of LVL Patent Group, a patent enforcement entity - Chairman and CEO of Firepond (NASDAQ: FIRE), a configuration software company with a patent portfolio enforced by IP Nav for $93 million in gross revenues - Previously employed by Motorola and KPMG - MBA, Pepperdine University 1995; BA Purdue University 1991
John Stetson *CFO & Director*	- Served as CFO of MPG's predecessor company, American Strategic Minerals. - Investment Analyst for Heritage Investment Group - Corporate Finance division of Toll Brothers (TOL). - BA in Economics from the University of Pennsylvania
Jim Crawford *COO*	- Previously the CIO Hipcricket/Augme Technologies, Inc. - Member of the Board of Directors for Augme Technologies, Inc. (2006-2011) - Experienced in public company compliance, advanced hardware, software and network administration - Named inventor on several patents pending with the USPTO - Founder of Kino Communications & Audioeye, Inc.
Doug Bender *SVP Engineering*	- Previously the SVP Engineering and IP Development at Augme Technologies, Inc. - 25 years of engineering, executive management and intellectual property - Inventor and author of more than 75 patents in the communications, IP telephony, and IT markets - BS Computer Science California Polytechnic University – San Luis Obisbo

BOARD OF DIRECTORS

Doug Croxall
CEO & Chairman
– See management bio

William Rosellini
Director
– Mr. Rosellini is the Executive Chairman of Rosellini Scientific, LLC, a leading global provider of rehabilitation medical devices and services. He was the founding CEO of Microtransponder and Lexington Technology Group. He has been named a MTBC Tech Titan and a GSEA Entrepreneur of the Year and has testified to Congress on the importance of non-dilutive funding for inventors and researchers. Mr. Rosellini holds a BA in economics from the University of Dallas, a JD from Hofstra Law, an MBA and MS of Accounting from the University of Texas, a MS of Computational Biology from Rutgers, a MS of Regulatory Science from USC and a MS of Neuroscience from University of Texas.

Craig Nard
Director
– Mr. Nard is a Professor of Law and the Director of the Center for Law, Technology & the Arts and the FUSION program at Case Western Reserve University. He is a Senior Lecturer at the World Intellectual Property Organization Academy in Torino, Italy. Mr. Nard frequently serves as an expert witness and consultant in patent litigation and is widely published in the area of patent law. Mr. Nard clerked for the Honorable Giles S. Rich and Helen W. Nies of the United States Court of Appeals for the Federal Circuit in Washington, D.C. and was a patent litigator in Dallas, Texas. He is a member of the Texas bar, and is licensed to practice before the United States Patent & Trademark Office.

John Stetson
CFO & Director
– See management bio

Stuart Smith
Director
– Mr. Smith is the founding partner of the SmithStag law firm and has practiced law for nearly 25 years litigating against oil companies and other energy-related corporations. In 2001, Smith was lead counsel in an oilfield radiation case that resulted in a verdict of $1.056 billion against ExxonMobil.

We believe the following are the key takeaways for potential investors in Marathon:

- Experienced and proven team – strategic relationship with IPNav
- Future continuous supply of patent opportunities
- Focused on acquisition of additional patent assets to increase diversification
- Highly scalable business model allows for concurrent multiple patent licensing campaigns
- Strong operating leverage should allow for near-term operating profits and expansion of operating margins
- Execution - multiple licensing campaigns already underway with numerous settlements finalized
- Build foundation of multiple licensing campaigns for consistency of revenue and cash flow

Marathon at a Glance

Exchange/Ticker	OTCBB: MARA
Primary Common Shares Outstanding	≈ 5.3 MM
Fully Diluted Shares Outstanding	≈ 6.1MM
Avg. Daily Volume (3 month)	≈ 32,000
Solid balance sheet (no debt)	

Contact Information

Company Contact:

Doug Croxall, CEO
703.232.1701 office
703.626.4984 mobile
doug@marathonpg.com

Investor Contact:

The Del Mar Consulting Group, Inc.
Robert B. Prag, President
858-794-9500
bprag@delmarconsulting.com

or

Alex Partners, LLC
Scott Wilfong, President
425-242-0891
scott@alexpartnersllc.com